UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005 (September 1, 2005)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

000-29815

(Commission File Number)

Delaware	54-1655029
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

11080 CirclePoint Road, Suite 200

Westminster, Colorado 80020

(Address of principal executive offices and Zip Code)

(303) 426-6262

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On September 1, 2005, Allos Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Journal of Clinical Oncology published results from the Company’s Phase 2 multi-center study of EFAPROXYN (efaproxiral) in patients with unresectable non-small cell lung cancer receiving sequential chemoradiotherapy.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

Exhibits.

99.1         Press Release, dated September 1, 2005, entitled “Results Published in Journal of Clinical Oncology Demonstrate Survival Benefit of EFAPROXYN(TM) in Treating NSCLC Patients Receiving Sequential Chemoradiotherapy”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 2, 2005

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc Graboyes
Marc Graboyes
Its:	Vice President, General Counsel